SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8−K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported):
February 24, 2010

333-150095-07
(Commission File Number of issuing entity)
Honda Auto Receivables 2010−1 Owner Trust

(Exact name of registrant specified in its charter)

333-150095
(Commission File Number of depositor)
American Honda Receivables Corp.

(Exact name of depositor as specified in its charter)

American Honda Finance Corporation
(Exact name of sponsor as specified in its charter)

Delaware	80-6145287
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

American Honda Receivables Corp.
20800 Madrona Avenue
Torrance, CA 90503

(Address of Principal Executive Offices)
(Zip Code)

Registrant’s telephone number, including area code (310) 781−4100

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)
☐	Pre-commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))
☐	Pre-commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e−4(c))

Item 8.01. Other Events

Description of the Securities and the Auto Loans

American Honda Receivables Corp. registered issuances of up to $15,000,000,000 principal amount of Asset Backed Notes and Asset Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by the Registration Statements on Form S−3 (Registration File No. 333−150095) filed with the Securities and Exchange Commission on April 4, 2008, including all amendments thereto, and as the same may be amended from time to time (the “Registration Statement”) relating to the registration of the Notes under the Act, as amended.  Pursuant to the Registration Statement, Honda Auto Receivables 2010-1 Owner Trust (the “Issuer”) issued $1,360,510,000 Class A−1 0.26913% Asset Backed Notes (the “Class A-1 Notes”), Class A-2 0.620% Asset Backed Notes (the “Class A−2 Notes”), Class A−3 1.250% (the “Class A-3 Notes”) and Class A-4 1.980% (the “Class A-4 Notes”)  (collectively, the “Notes”), on February 24, 2010.  This Current Report on Form 8−K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes.

The Notes were issued pursuant to an Indenture (the “Indenture”) attached hereto as Exhibit 4.1, dated as of February 1, 2010, between the Issuer and Union Bank, N.A., as indenture trustee (the “Indenture Trustee”).  The Notes represent non-recourse obligations of the Issuer, which obligations are secured by the pledge by the Issuer to the Indenture Trustee of auto loans and certain related property.

The Notes evidence indebtedness of the Issuer, the assets of which consist primarily of certain fixed rate retail installment sales contracts secured by new and used Honda and Acura automobiles and light-duty tracks financed thereby.

As of the applicable cut-off date, which was February 1, 2010, the receivables possessed (without material deviation) the characteristics described in the Prospectus dated June 29, 2009 and the Prospectus Supplement dated February 18, 2010, filed pursuant to Rule 424(b)(5) of the Act on February 22, 2010.

Item 9.01.  Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

1.1	Underwriting Agreement, dated February 18, 2010, among American Honda Receivables Corp., American Honda Finance Corporation, RBS Securities Inc. and Deutsche Bank Securities Inc.

4.1	Indenture, dated as of February 1, 2010, between Honda Auto Receivables 2010-1 Owner Trust and Union Bank, N.A, as indenture trustee.

4.2
Amended and Restated Trust Agreement, dated February 24, 2010, among American Honda Receivables Corp., The Bank of New York Mellon, as owner trustee and BNY Mellon Trust of Delaware, as Delaware trustee.

99.1	Sale and Servicing Agreement, dated as of February 1, 2010, among Honda Auto Receivables 2010-1 Owner Trust, American Honda Receivables Corp. and American Honda Finance Corporation.

99.2	Receivables Purchase Agreement, dated as of February 1, 2010, between American Honda Finance Corporation and American Honda Receivables Corp.

99.3
Administration Agreement, dated as of February 1, 2010, among Honda Auto Receivables 2010-1 Owner Trust, American Honda Finance Corporation, American Honda Receivables Corp. and Union Bank, N,A., as indenture trustee.

99.4
Control Agreement, dated as of February 1, 2010, among American Honda Receivables Corp., Honda Auto Receivables 2010-1 Owner Trust, American Honda Finance Corporation, Union Bank, N.A., as indenture trustee and assignee-secured party, and Union Bank, N.A., as securities intermediary.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

American Honda Receivables Corp.

Depositor

	By:	/s/ H. Tanaka

Name: H. Tanaka

Title: President

February 24, 2010

EXHIBIT INDEX

1.1	Underwriting Agreement, dated February 18, 2010, among American Honda Receivables Corp., American Honda Finance Corporation, RBS Securities Inc. and Deutsche Bank Securities Inc.

4.1	Indenture, dated as of February 1, 2010, between Honda Auto Receivables 2010-1 Owner Trust and Union Bank, N.A, as indenture trustee.

4.2
Amended and Restated Trust Agreement, dated February 24, 2010, among American Honda Receivables Corp., The Bank of New York Mellon, as owner trustee and BNY Mellon Trust of Delaware, as Delaware trustee.

99.1	Sale and Servicing Agreement, dated as of February 1, 2010, among Honda Auto Receivables 2010-1 Owner Trust, American Honda Receivables Corp. and American Honda Finance Corporation.

99.2	Receivables Purchase Agreement, dated as of February 1, 2010, between American Honda Finance Corporation and American Honda Receivables Corp.

99.3
Administration Agreement, dated as of February 1, 2010, among Honda Auto Receivables 2010-1 Owner Trust, American Honda Finance Corporation, American Honda Receivables Corp. and Union Bank, N,A., as indenture trustee.

99.4
Control Agreement, dated as of February 1, 2010, among American Honda Receivables Corp., Honda Auto Receivables 2010-1 Owner Trust, American Honda Finance Corporation, Union Bank, N.A., as indenture trustee and assignee-secured party, and Union Bank, N.A., as securities intermediary.